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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 27, 2006

            CWHEQ, INC., (as depositor under the Sale and Servicing
        Agreement, dated as of June 29, 2006, relating to the Revolving
                     Home Equity Loan Asset Backed Notes,
                                Series 2006-E.)

                                  CWHEQ, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

         Delaware                       333-132375               87-0698310
         --------                       ----------               ----------
      (State or Other            (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)


    4500 Park Granada
    Calabasas, California                                         91302
    ---------------------                                        -------
    (Address of Principal Executive Officers)                  (Zip Code)

         Registrant's telephone number, including area code (818) 225-3000
                                                            --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
----          ------------

     The consolidated balance sheets of MBIA Inc. and subsidiaries (the "Company") and MBIA Insurance Corporation and subsidiaries as of December 31, 2005 and December 31, 2004 and for each of the three years in the period ended December 31, 2005, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of the Company for the year ended December 31, 2005 and the consolidated financial statements of the Company and its subsidiaries as of March 31, 2006 and for the three month periods ended March 31, 2006 and March 31, 2005 included in the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2006, incorporated by reference in this prospectus supplement, have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1.



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

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         Item 9.01  Financial Statements, Pro Forma Financial

       Information and Exhibits.
       ------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

          23.1     Consent of PricewaterhouseCoopers LLP



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWHEQ, INC.



                                      By: /s/ Darren Bigby
                                          ----------------
                                          Name:   Darren Bigby
                                          Title:  Vice President



Dated:  June 27, 2006



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

Exhibit Index
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Exhibit
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23.1     Consent of PricewaterhouseCoopers LLP



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